Exhibit 99.1

DIRECTORS RESOLUTIONS

OF

ILLUMITRY CORP.

(the “Company”)

WHEREAS:

A.

COLLIN MCMULLEN has consented to step down as an officer and as a Member of the Board of Directors of the Company.

B.

XU Dantong, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

BE IT RESOLVED THAT:

C.

COLLIN MCMULLEN stepped down as an officer and as a Member of the Board of Directors of the Company.

D.

XU Dantong, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Effective date: October 6, 2017

/s/ Collin McMullen____________________

Collin McMullen

/s/ XU Dantong____________________

XU Dantong